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                                                                   EXHIBIT 10.74

                              AMENDING AGREEMENT TO

                   PDT PRODUCT DEVELOPMENT, MANUFACTURING AND
                             DISTRIBUTION AGREEMENT

         THIS AMENDING AGREEMENT is made effective July 23, 2001.

         BETWEEN:

                  NOVARTIS OPHTHALMICS AG (formerly CIBA Vision AG), a Swiss corporation having a principal place of business at Riethofstrasse 1, CH-8442 Hettlingen, Switzerland

                  ("NVO")

         AND:

                  QLT INC. (formerly Quadra Logic Technologies Inc.), a British Columbia company having a principal place of business at 887 Great Northern Way, Vancouver, British Columbia, Canada, V5T 4T5

                  ("QLT")

         WHEREAS:

A. NVO and QLT entered into a PDT Product Development, Manufacturing and Distribution Agreement made effective July 1, 1994 (the "CO-DEVELOPMENT AGREEMENT") under which NVO and QLT agreed to cooperate in the development, manufacturing and distribution of photosensitizers in photodynamic therapy for the treatment, diagnosis and prevention of ophthalmological conditions;

B. Pursuant to the Co-Development Agreement, NVO and QLT have and continue to co-develop Verteporfin (as defined in this Amending Agreement) for use in certain ophthalmological indications;

C. Verteporfin is now being marketed and sold by NVO pursuant to the Co-Development Agreement under the trade-mark Visudyne(TM)for use in wet age-related macular degeneration and pathological myopia and both parties wish to further the development of and to promote and defend the marketing of Visudyne(TM);

D. QLT completed a Phase IIb clinical study using photodynamic therapy with Verteporfin for the treatment of non-melanoma skin cancer ("NMSC");
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                                        2

E. NVO and QLT wish to co-develop Verteporfin for the treatment of NMSC and other indications within the PDT Derm Field of Collaboration (as defined in this Amending Agreement); and

F. NVO and QLT wish to enter into this Amending Agreement to include within the scope of the Co-Development Agreement the development, manufacture and distribution of Verteporfin for the treatment of NMSC and other indications within the PDT Derm Field of Collaboration and to make all consequential amendments resulting from that inclusion, all on and subject to the terms and conditions set out in this Amending Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Amending Agreement, NVO and QLT agree as follows:

1.       DEFINITIONS IN THE CO-DEVELOPMENT AGREEMENT TO APPLY

All capitalized terms used in this Amending Agreement and not otherwise defined will have the meaning given to them in the Co-Development Agreement.

2.       SECTION 1.1 - NEW OR AMENDED DEFINITIONS

All references in the Co-Development Agreement to "CIBA VISION" and references in this Amending Agreement to "NVO" will be deemed to be one and the same. In addition, Section 1.1 of the Co-Development Agreement is amended as follows:

         (a)      APPROVED PRODUCT - the definition of "Approved Product" in
                  Section 1.1.5 of the Co-Development Agreement is amended by deleting the words "specific ophthalmological indication" in the second line and replacing them with the words "specific indications within the Field of Collaboration";

         (b) BPD - the definition of "BPD" in Section 1.1.7 of the Co-Development Agreement is amended by adding the words "and, for greater certainty, includes Verteporfin" after the words "means any pharmaceutical product which contains Benzoporphyrin derivative as an active ingredient for use in PDT";

         (c) DEVELOPMENT PROGRAM - the definition of "Development Program" in Section 1.1.12 of the Co-Development Agreement is amended by deleting the words "specific ophthalmological indications within the Field of Collaboration" in the third and fourth lines and replacing them by the words "specific indications within the Field of Collaboration";

         (d) FIELD OF COLLABORATION - the definition of "Field of Collaboration" in Section 1.1.14 of the Co-Development Agreement is deleted and replaced with the following:
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                                        3

                           "1.1.14  "FIELD OF COLLABORATION" means,
                                    collectively, the Ocular Field of
                                    Collaboration and the PDT Derm Field of
                                    Collaboration;";

         (e)      MARKETING APPROVAL - the definition of "Marketing Approval" in
                  Section 1.1.20 of the Co-Development Agreement is amended by deleting the words "specific ophthalmological indication" in the third and fourth lines and replacing them with the words "specific indication within the Field of Collaboration";

         (f) NMSC - the following definition is added as a new Section 1.1.24A to the Co-Development Agreement:

                           "1.1.24A "NMSC" means non-melanoma skin cancer,
                                    including basal cell carcinoma, squamous cell carcinoma and basal cell nevus syndrome;"

         (g) OCULAR FIELD OF COLLABORATION AND PDT DERM FIELD OF COLLABORATION - the following definitions are added as new Sections 1.1.24B, 1.1.24C and 1.1.24D to the Co-Development
                  Agreement:

                           "1.1.24B "OCULAR FIELD OF COLLABORATION" means
                                    any usage of PDT for the treatment,
                                    diagnosis or prevention of ophthalmological conditions, including but not limited to, age-related macular degeneration (AMD), diabetic retinopathy, corneal neovascularization, ocular tumours and epithelial overgrowth following cataract surgery (secondary cataracts);

                           1.1.24C "PDT DERM FIELD OF COLLABORATION" means any usage of Verteporfin in PDT for the treatment, diagnosis or prevention of:

                                .1  dermatological tumours, including NMSC
                                    but excluding [*]; and

                                .2  pathological conditions of the skin in
                                    which the primary cause is attributable to vascular abnormality, including Bowen's disease, cutaneous T-cell lymphoma, hemangioma and vascular malformations but, for greater certainty, excluding psoriasis;

                           1.1.24D "[*]" means the use of a photosensitizer in the photodynamic treatment of [*]";

*Material has been omitted and filed separately with the Commission.
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                                        4

         (h) PRODUCT - the definition of "Product" in Section 1.1.28 of the Co-Development Agreement is deleted and replaced by the following:

                           "1.1.28  "PRODUCT" means:

                                .1  with respect to the Ocular Field of
                                    Collaboration:

                                    (a) BPD;

                                    (b) ZnPc; and/or

                                    (c) any Additional Photosensitzer;

                                .2  with respect to the PDT Derm Field of
                                    Collaboration, Verteporfin.";

         (i) VERTEPORFIN - the following definition is added as a new Sections 1.1.41A to the Co-Development Agreement:

                           "1.1.41A "VERTEPORFIN" means benzoporphyrin
                                    derivative - mono acid ring A, as more
                                    fully described in Exhibit A;".

3.       SECTION 2.1 - DEVELOPMENT COMMITMENT

Section 2.1 of the Co-Development Agreement is amended by adding the word "respective" to the first line before the words "Field of Collaboration".

4.       SECTION 2.4 - DEVELOPMENT PROGRAMS AND BUDGETS

Section 2.4 of the Co-Development Agreement is amended as follows:

         (a) by adding the following as a new Section 2.4.4 to the Co-Development Agreement:

                           "2.4.4 the development of Verteporfin in NMSC substantially in accordance with the development plan for that Development Program attached as Exhibit B to this Amending Agreement. For greater certainty, the Development of any Additional Photosensitizers (other than Verteporfin) within the PDT Derm Field of Collaboration is excluded from the scope of this Agreement;";
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                                        5

         (b) by deleting from Section 2.4 of the Co-Development Agreement the following sentence:

                                    "There will be at least one Development
                                    Program, and, where appropriate, the JCC may establish additional Development Programs for significant ophthalmological applications.";

                  and replacing that sentence with the following sentence:

                                    "There will be at least [*]in each of the Ocular Field of Collaboration and the PDT Derm Field of Collaboration, and, where appropriate, the JCC may establish additional Development Programs for significant indications within the Field of Collaboration."; and

         (c)      by adding the following to the end of the last paragraph of
                  Section 2.4:

                                    "The goal of the initial Development Program for Verteporfin in the PDT Derm Field of Collaboration is to [*]. If either NVO or QLT wish to pursue a Development Program for Verteporfin in any NMSC indications [*] to achieve that objective, including the financial terms and cost sharing arrangements related to that Development Program."

5.       SECTION 4.3 - PDT DEVICES

Section 4.3 of the Co-Development Agreement is deleted and replaced with the following:

         "4.3     PDT DEVICES

         Costs related to the development and acquisition of PDT devices which are necessary for clinical and non-clinical use in Development Programs will be considered as Development Expenses as provided for in Section 1.1.11."

6.       SECTION 12 - MANDATORY RIGHT OF FIRST REFUSAL ON ADDITIONAL
         PHOTOSENSITIZERS

NVO and QLT acknowledge that Section 12 of the Co-Development Agreement is not intended to provide the other with a right of first refusal for the use of Additional Photosensitizers in the PDT Derm Field of Collaboration but is intended only to apply to the use of Additional Photosensitizers in the Ocular Field of Collaboration. Therefore, Sections 12.1 to and including 12.5 of the Co-Development Agreement are amended by

*Material has been omitted and filed separately with the Commission.
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                                        6

deleting each reference to the "Field of Collaboration" in those Sections and replacing them with the "Ocular Field of Collaboration".

In addition, Section 12.1 of the Co-Development Agreement is amended by adding the following sentence to the end of Section 12.1:

         "This Section 12 will not apply to the use (or proposed use) of any Additional Photosensitizers in the PDT Derm Field of Collaboration. However, while NVO will not be entitled to a right of first refusal with respect to any Additional Photosensitizer in the PDT Derm Field of Collaboration, [*] Field of Collaboration. QLT will provide that notice following completion by QLT of the corresponding proof of principle with that Additional Photosensitizer, or earlier at QLT's discretion."

The following is added as a new Section 12A to the Co-Development Agreement:

         "12A     RIGHT OF FIRST REFUSAL ON VERTEPORFIN IN OTHER DERM
                  INDICATIONS

         12A.1    DERM RFR NOTICE

         During the term of this Agreement, QLT will notify NVO in a timely manner through the JCC (the "DERM RFR NOTICE") of any opportunities for the development and commercialization of Verteporfin in PDT in the treatment, prevention or diagnosis of any dermatological conditions that are outside of the PDT Derm Field of Collaboration (the "ADDITIONAL DERM FIELDS") that QLT may have developed, licensed, acquired or otherwise has commercial access. QLT will provide the Derm RFR Notice following completion by QLT of the corresponding proof of principle for that opportunity, or earlier at QLT's discretion.

         12A.2    TERMS OF DERM RFR NOTICE

         The Derm RFR Notice will state a reasonably clear and complete description of the opportunity which is the subject of the Derm RFR Notice, and the terms on which QLT proposes to offer the opportunity to NVO, including all monetary terms, all of which terms other than the financial terms will be reasonably consistent with this Agreement.

         12A.3    PROOF OF PRINCIPLE REQUIRED

         The Derm RFR Notice will also be accompanied by sufficient preliminary testing to establish the proof of principle for the use of Verteporfin in PDT in the specified Additional Derm Field.

         12A.4    VERTEPORFIN ACCEPTANCE NOTICE

         Upon receipt of the Derm RFR Notice, NVO may elect to extend the terms of this Agreement, as modified by the terms proposed in the Derm RFR Notice, to


*Material has been omitted and filed separately with the commission.
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                                        7

         include the development and commercialization of Verteporfin in PDT in the Additional Derm Field specified in the Derm RFR Notice by delivering to QLT notice of its intention to do so within [*] days following receipt by NVO of the Derm RFR Notice (the "DERM ACCEPTANCE NOTICE"). Thereafter, QLT and NVO will negotiate in good faith any amendments necessary to this Agreement to reflect those terms.

         12A.5    CONSEQUENCES SHOULD NVO NOT ACCEPT

         If NVO fails to deliver the Derm Acceptance Notice in the time period set out in Section 12A.4, then:

                                .1  subject to Section 12A.5.2 below, QLT
                                    may pursue alone or offer and agree with any Third Party for the development and/or commercialization of Verteporfin in PDT in the Additional Derm Field specified in the Derm RFR Notice on terms and conditions no more favourable than those set out in the Derm RFR Notice; and

                                .2 notwithstanding Section 12A.5.1, QLT will not commercialize Verteporfin in PDT alone or with/by any Third Parties in any Additional Derm Field, other than the use of [*], without the prior written consent of NVO. The consent of NVO will not be required for QLT to pursue the commercialization of [*]."

7.       SECTION 13.2 - FUNDING FORMULA FOR DEVELOPMENT EXPENSES

Section 13.2 of the Co-Development Agreement is amended by adding the following as a new Section 13.2.4:

"13.2.4 the Development Expenses and regulatory fees related to the Development Program for North America and Europe for the use of Verteporfin in NMSC (as part of the Development Program outlined in Exhibit B) will be paid fully (100%) by NVO until the first to occur of the following events:

                                .1 NVO has expended CDN$15,000,000 on those Development Expenses; or

                                .2 the filing for Marketing Approval in the United States and Europe for the use of Verteporfin for one or more NMSC indications; and

*Material has been omitted and filed separately with the Commission.
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                                        8

                  thereafter those Development Expenses and regulatory fees will be split 50% to NVO and 50% to QLT."

8.       NMSC MILESTONE PAYMENTS

The following is added as a new Section 14A to the Co-Development Agreement:

"14A NVO will make the following payments to QLT with respect to the first Product which has received Marketing Approval for use in the PDT Derm Field of Collaboration:

                                .1  [*] upon filing of a submission for
                                    Marketing Approval for the use of
                                    Verteporfin in an indication within the
                                    PDT Derm Field of Collaboration in the
                                    first of North America or Europe; and

                                .2  [*] upon receipt of Marketing Approval
                                    for the use of Verteporfin in an
                                    indication within the PDT Derm Field of
                                    Collaboration in the first of North
                                    America or Europe;

                  subject to adjustment as set out below. The milestone payments set out above will be paid only the first time the events referred to in Sections 14A.1 and 14A.2 occur.

                  Each milestone payment will be made by cheque or wire transfer payable to QLT within 30 days after the date that the corresponding milestone event occurs.

9.       SECTION 23.1 - TERM

NVO and QLT hereby exercise their right under Section 23.1 of the Co-Development Agreement to renew the term of the Co-Development Agreement for an additional period of 5 years beyond the current 20 year term. Therefore, effective upon execution of this Amending Agreement, the term of the Co-Development Agreement will extend until June 30, 2019, subject to any further renewal rights that may be exercised pursuant to Section 23.1 of the Co-Development Agreement.

10.      SECTION 24.12 - NOTICE

The address for notice for QLT in Section 24.12 of the Co-Development Agreement is deleted and replaced with the following:

         "If to QLT:

         QLT Inc.
         887 Great Northern Way

*Material has been omitted and filed separately with the Commission.
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                                        9

         Vancouver, British Columbia, Canada
         V5T 4T5
         Attention:  President and Chief Executive Officer

         with a copy to:

         Farris, Vaughan, Wills & Murphy
         Barristers & Solicitors
         P.O. Box 10026 Pacific Centre
         2600 - 700 West Georgia Street
         Vancouver, British Columbia, Canada
         V7Y 1B3
         Attention:  R. Hector MacKay-Dunn"

11.      CONFIRMATION

Other than as expressly amended by the terms of this Amending Agreement, the Co-Development Agreement remains in full force and effect in accordance with its terms.

12.      INTERPRETATION/GENERAL

Sections 24.1 to and including 24.10 of the Co-Development Agreement and Sections 24.12, 24.13, 24.15 and 24.18 of the Co-Development Agreement are incorporated by reference into this Amending Agreement.

13.      COUNTERPARTS

This Amending Agreement may be signed in any number of counterparts (including by facsimile) and each counterpart will constitute an original document and all counterparts, taken together, will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amending Agreement as of the day and year first written above.




         QLT INC.                                  NOVARTIS OPHTHALMICS AG
         by its authorized signatory:              by its authorized signatory:

         Per:                                      Per:
         /s/ Julia Levy                            /s/ Luzi von Bidder
         ----------------------------              ----------------------------
         Name:  Julia Levy                         Name:  Luzi von Bidder
         Title: President and CEO                  Title: President, Ophthalmics
                                                          Business Unit

         Per:                                      Per: /s/ Dr. Gustave Huber
                                                   ----------------------------
                                                   Name:  Dr. Gustave Huber
                                                   Title: Vice President,
                                                          Business Development
                                                          and Licensing
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                                       10


         /s/ Edwin Levy
         ----------------------------
         Name:  Edwin Levy
         Title: Senior Vice President,
                Corporate Development
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EXHIBIT A

VERTEPORFIN

         [MOLECULAR STRUCTURES]

                                   EXHIBIT B

                       NMSC OUTLINE OF DEVELOPMENT PROGRAM

         The following is a high level summary of the proposed Development Program for the first indication to be pursued within the PDT Derm Field of Collaboration, as contemplated in Section 2.4.4 of the Co-Development Agreement:

INDICATION:       [*].

DRUG:             Verteporfin.

FORMULATION:      [*].

CLINICAL DEVELOPMENT PLAN AND ASSUMPTIONS:

         [*]

*Material has been omitted and filed separately with the Commission.
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                                        2

PROPOSED DEVELOPMENT TIMELINE (US DRIVEN):

         [*]

*Material has been omitted and filed separately with the Commission.